                STOCK PURCHASE AGREEMENT AND EXHIBITS
                -------------------------------------
                      (TENDERED FOR SIGNATURES)
                      -------------------------

                    STOCK PURCHASE AGREEMENT
                    ------------------------

     This Stock Purchase Agreement (the "Agreement") is made this

19th day of September, 1995, by and among:  (i) MARY ANNA SHOEN EATON,

a  married  woman in her sole and separate right ("Mary Anna");

(ii) MARAN, INC. ("Maran"); (iii) EDWARD J. SHOEN  ("E. Shoen");

(iv) JAMES P. SHOEN ("J. Shoen"); (v) AUBREY K. JOHNSON ("Johnson");

(vi) JOHN M. DODDS ("Dodds"); and (vii) WILLIAM E. CARTY ("Carty")

(collectively, the "Parties").

I.        RECITALS.
          --------
     1.1       On August 2, 1988, Mary Anna and Maran, among others

(Mary  Anna,  Maran and the other plaintiffs will be referred  to collectively  as  the  "Share  Case Plaintiffs"),  instituted  an action  in the Superior Court of the State of Arizona in and  for

Maricopa  County  (Case No. CV 88-20139) (the  "Superior  Court")

against  E.  Shoen,  J.  Shoen, Johnson, Dodds,  and  Carty  (the

"Director  Defendants"), and against Paul F. Shoen ("P.  Shoen"),

all  of  whom  were  directors of AMERCO,  a  Nevada  corporation

("AMERCO"), at the time (the "Arizona Litigation").

     1.2       After a jury verdict, post-trial motions, and the entry

of remittiturs which the Share Case Plaintiffs accepted, the
   -----------
Superior Court entered two (2) separate judgments in the Arizona

Litigation.  A judgment for punitive damages against E. Shoen was entered in the amount of $7,000,000.00 (the "Punitive Damage

Judgment").  A judgment against the Director Defendants and P.

Shoen was entered in the amount of $461,838,000.00 (the "Share

Case Judgment").  The Punitive Damage Judgment and the Share Case

Judgment will be collectively referred to hereinafter as the

"Arizona Litigation Judgments."

     1.3       Maran owns 3,343,076 shares of the common stock of

AMERCO (the "Maran Shares").  Mary Anna does not own any shares of the common stock of AMERCO.

     1.4       On February 21, 1995, E. Shoen filed a voluntary

Chapter 11 reorganization case in the United States Bankruptcy

Court for the District of Arizona (the "Court" or "Bankruptcy

Court"), which was assigned Case No. 95-1430-PHX-JMM.

     1.5       On February 21, 1995, J. Shoen filed a voluntary

Chapter 11 reorganization case in the United States Bankruptcy

Court for the District of Arizona, which was assigned Case

No. 95-1431-PHX-JMM.

     1.6       On February 21, 1995, Johnson filed a voluntary Chapter

11 reorganization case in the United States Bankruptcy Court for the District of Arizona, which was assigned Case

No. 95-1432-PHX-CGC.

     1.7       On February 21, 1995, Dodds filed a voluntary Chapter

11 reorganization case in the United States Bankruptcy Court for the District of Arizona, which was assigned Case

No. 95-1433-PHX-RGM.

     1.8         On February 21, 1995, Carty filed a voluntary Chapter

11 reorganization case in the United States Bankruptcy Court for the District of Arizona, which was assigned Case

No. 95-1434-PHX-GBN.

     1.9       Pursuant to an Order entered by the Bankruptcy Court on

April 10, 1995, the Chapter 11 cases filed by E. Shoen, J. Shoen,

Johnson, Dodds, and Carty (collectively, the "Debtors") are being jointly administered by the Court as Case No. 95-1430-PHX-JMM

(the "Reorganization Cases").

     1.10        On March 27, 1995, E. Shoen filed a notice of appeal

before the Arizona Court of Appeals regarding the Punitive Damage Judgment.

     1.11        The Debtors assert that they retain unexpired appeal

rights with regard to the Share Case Judgment.

     1.12        The Debtors have filed plans of reorganization

(collectively, including all amendments, modifications, and

restatements, the "Plans") in their respective Reorganization

Cases.  The Bankruptcy Court has set October 2, 1995 as the

deadline to file ballots voting on the Plans (the "Ballot Deadline"),

and has set November 6, 1995 as the date when hearings will begin regarding confirmation of the Plans.

     1.13        Mary Anna and Maran have entered into this Agreement,

and   have  agreed  to  settle  their  claim(s),  to  avoid   the

uncertainty of litigation and to finally resolve the  many  years

of   litigation  between  Mary  Anna,  Maran,  and  the  Director

Defendants.

     1.14        The Parties want to terminate all past, present, and

potential controversies between and among the Parties, including,

but  not  limited to, the issues raised in the Arizona Litigation and  the  Arizona Litigation Judgments, and to fully and  finally compromise  and  settle the Arizona Litigation Judgments  against the  Debtors,  and all other claims which Mary Anna,  her  spouse

TIMOTHY  EATON ("Timothy"), and Maran (on the one hand)  and  the

Director Defendants (on the other hand) have or may have  against each other.

II.       OPERATIVE PROVISIONS.
          --------------------

     2.1         The Parties hereby acknowledge the accuracy of the

foregoing  "Recitals," which are incorporated into the "Operative
            --------                                    ---------
Provisions" segment of this Agreement as though fully  set  forth
----------
herein and are made a part of the "Operative Provisions" for  all
                                   --------------------
purposes.

                SATISFACTION OF THE ARIZONA JUDGMENTS
                -------------------------------------

     2.2        In  consideration of the promises and the  mutual

covenants set forth herein, the Parties stipulate and agree  that on approval of this Agreement by an Order of the Bankruptcy Court in the Reorganization Cases:

          (a)       The Director Defendants, or their designee, will pay to

     Maran the sum of $22,732,916.80 (the "Stock Purchase Amount") for

     the purchase of 3,343,076 AMERCO shares, which shares constitute the total amount of AMERCO common stock owned by Maran and are identified herein as the Maran Shares.

          (b)       Upon payment of the Stock Purchase Amount, Maran will

     surrender the Maran Shares and will authorize and direct AMERCO or its stock transfer agent to transfer record ownership of the

     Maran Shares on its books.

          (c)       Upon payment of the Settlement Amount pursuant to the

     Settlement Agreement and the Stock Purchase Amount, any and all

     claims of Mary Anna and Maran against the Debtors, arising from the Arizona Litigation Judgments or otherwise, will be deemed fully satisfied, including but not limited to, any claims which have been or may be asserted by Mary Anna or Maran (collectively or individually) in the Reorganization Cases.

          (d)       The payments to be made pursuant to this Section 2.2

     and the transfers to be effected will be made and transferred at the Closing (as hereinafter defined).

     2.3         By virtue of their receipt of the foregoing amounts,

and  full satisfaction and settlement of their claims against the

Debtors,  Mary Anna and Maran will not be deemed to have  cast  a vote to accept or reject any of the Plans.

     2.4         If this Agreement is not approved prior to the Ballot

Deadline, the Ballot Deadline will be deemed automatically

extended as to Mary Anna and Maran for a period of three (3)

business days after the entry of the Bankruptcy Court's Order denying approval of this Agreement.

     2.5         This Agreement does not impose a requirement on any of

the Parties as to how they must report the proceeds described in this Agreement for federal and/or state income tax purposes.

     2.6         Payment of the Settlement Amount to Mary Anna and the

Stock Purchase Amount to Maran and performance of the Parties under this Agreement is not contingent upon confirmation of any of the Plans in the Reorganization Cases.

                        APPROVALS AND CLOSING
                        ---------------------

     2.7         Promptly upon execution of this Agreement, the Debtors

will  execute  and  file with the Bankruptcy Court  a  Motion  to

Approve Stock Purchase Agreement and Settlement Agreement,  along with  a  proposed  Order Granting Motion for  Approval  of  Stock

Purchase  Agreement and Settlement Agreement, and Mary  Anna  and

Maran  will separately support said motion and cooperate  in  any

Court  appearances or further filings, notices or  other  actions necessary  to  obtain  the  approval of  this  Agreement  by  the

Bankruptcy Court.

     2.8         The Parties will effectuate the transfers described

in Section 2.2 above pursuant to a "Closing" which will occur on the first  business  day  that is fourteen (14) calendar  days  after approval  of this Agreement by the Bankruptcy Court, unless  that

date   is  voluntarily  extended,  in  writing,  by  the   mutual

agreement,  of  the  Parties  (the  "Closing  Date");   provided,

however,  subject  to Sections 2.10 and 2.12 below,  that  in  no event  will the Closing Date occur later than November  6,  1995,

unless the Parties mutually agree, in writing, upon a later date.

Hereinafter  all  references to "Closing Date" will  include  any mutually agreed extensions for Closing beyond November 6, 1995.

     2.9         Closing of the transaction contemplated by this

Agreement will occur at the offices of Streich Lang, P.A., in Las

Vegas, Nevada, unless otherwise mutually agreed by the Parties,

and the following will occur at the Closing:

    (a)       Maran, or its duly authorized representative, will

     deliver the Maran Shares duly endorsed.  In the event that Maran cannot deliver stock certificates for all of the Maran Shares,

     Maran, or its duly authorized representative, will provide a duly executed  affidavit of lost stock certificate, in  the  form attached hereto as Exhibit "A" and by this reference incorporated herein, at the Closing.


          (b)       The Director Defendants, or their designee, will pay

     the Settlement Amount (pursuant to the Settlement Agreement) to

     Mary Anna and the Stock Purchase Amount to Maran in cash or immediately available funds, pursuant to the respective

     instructions of Mary Anna and Maran, said instructions to be given three (3) days prior to the Closing Date.

          (c)       The Releases (defined herein) will become fully

     operative and effective without further action of the Parties and will be exchanged.

                      SPECIFIC PERFORMANCE
                      --------------------

     2.10        In the event that Mary Anna and Maran (or either of

them)  fail  or refuse to perform their obligations  pursuant  to this  Agreement,  the  Director Defendants will  be  entitled  to specific performance of this Agreement, pursuant to the terms  of

Section 2.12 below, if each of the following has occurred:

          (a)       the Parties have approved the final settlement

     documents, including this Agreement;

          (b)       the Bankruptcy Court has approved this Agreement; and

          (c)       the Director Defendants, or their designee, have

     deposited the Settlement Amount and the Stock Purchase Amount

     into an escrow account to be established for that purpose at a bank, title company, or escrow company which is independent of the Director Defendants or their affiliates (the "Escrow Agent")

     for delivery to Mary Anna and Maran on or before the Closing

     Date.

     2.11        In the event that any of the foregoing conditions is

not  satisfied, this Agreement and the underlying settlement will be null and void and the Parties will not be prejudiced by virtue of having entered into this Agreement.

     2.12        If all of the conditions set forth in Section 2.10

above are met, the Director Defendants will be entitled to obtain an order from the Bankruptcy Court granting specific performance

(the "Specific Performance Order") as follows:

          (a)       Each of the Debtors will file a sworn affidavit (the

     "Non-Performance Affidavits") with the Bankruptcy Court, setting forth: (i) that the Bankruptcy Court approved this Agreement prior to the Closing Date; (ii) that the Director Defendants, or their designee, deposited the Settlement Amount and the Stock

     Purchase Amount with the Escrow Agent on or before the Closing

     Date; (iii) that the Closing was to occur on a specified date;

     and (iv) that Mary Anna and Maran have refused to appear (either personally or through an authorized representative) at the

     Closing  and  perform. A Motion for entry  of  the  Specific

     Performance Order will accompany the Nonperformance Affidavits.


          (b)       The Director Defendants will promptly serve notice of

     the Motion and copies of the Non-Performance Affidavit(s) upon

     Mary Anna and Maran and their counsel.

          (c)       Mary Anna and Maran will not be entitled to file a

     Response to the Motion unless the Response is accompanied by a sworn affidavit alleging that the Non-Performance Affidavit(s)

     contain(s) false statements (collectively, the "Controverting

     Response").  The affidavit(s) also must specify the allegedly false statements and must state what the affiant claims to be the true facts.

          (d)       The Director Defendants will be entitled to entry of

     the Specific Performance Order without a hearing on the Motion unless a Controverting Response has been filed, in which event the Director Defendants will have the right to an expedited hearing on the Motion.

          (e)       The Bankruptcy Court will retain jurisdiction over this

     Agreement and the underlying settlement to enter the Specific

     Performance Order.

          (f)       The Parties agree that the Bankruptcy Court

     administering the Reorganization Cases has in personam
                                                -----------
     jurisdiction over Mary Anna and Maran.

          (g)       Upon receipt of a certified copy of the Specific

     Performance Order, the Escrow Agent will release the Settlement

     Amount and the Stock Purchase Amount to Mary Anna and Maran,

     respectively, or, alternatively, act solely in reliance on their instructions as to the disposition of said funds.

          (h)       The Specific Performance Order will specifically

     authorize and direct AMERCO or its stock transfer agent to transfer the Maran Shares on the books of AMERCO.

          (i)       Upon entry of the Specific Performance Order, the

     Releases (defined below) will be immediately effective.

                            RELEASES
                            --------

     2.13        Contemporaneously with the execution of this Agreement,

the  Parties and Timothy have executed the respective "Releases,"
                                                       --------
in  the forms attached hereto as Exhibits "B" and "C" and by this reference incorporated herein (the "Releases"), which will become effective on the earlier to occur of the Closing Date or entry of the  Specific Performance Order.  Should neither of the foregoing events occur, the Releases will be null and void.

     2.14        Mary Anna represents and warrants on behalf of herself

and  on  behalf  of Maran that, notwithstanding  that  she  is  a married  woman,  her  interest in the Share  Case  Judgment,  the

Punitive  Damage  Judgment,  the Maran  Shares,  and  any  claims against  the Debtors and AMERCO which are being released pursuant to this Agreement are her sole and separate property and sole and separate claims; and that her spouse, Timothy, has no interest in or claim to the Share Case Judgment, the Punitive Damage

Judgment,  the Maran Shares, any claims against the  Debtors  and

AMERCO  which are being released pursuant to this Agreement,  the

Settlement Amount, or the Stock Purchase Amount.  Notwithstanding

the  foregoing,  Timothy has executed, and has joined  with  Mary

Anna  and Maran in executing, the Release in favor of AMERCO  and the  Debtors  in exchange for, and in consideration of,  AMERCO's and the Debtors' inclusion of Timothy in the Release which AMERCO and the Debtors are executing in favor of Mary Anna, Timothy, and

Maran.

     2.15        Mary Anna, Timothy, and Maran, on behalf of themselves,

and as to their claims only on behalf of any officers, directors,

employees, agents, representatives, attorneys and accountants of any of them, will release of the Debtors, AMERCO, any subsidiary or affiliate of AMERCO, and any officers, directors, employees,

agents, representatives, attorneys and accountants of any of the foregoing, pursuant to the "Release" attached hereto as Exhibit
                            -------
"B" contemporaneously with the execution of this Agreement, and subject to Sections 2.13 and 2.14 above.

     2.16        The Director Defendants, on behalf of themselves and

any officers, directors, employees, agents, representatives,

attorneys and accountants of any of them, will release of Mary

Anna, Timothy, and Maran and any officers, directors, employees,

agents, representatives, attorneys and accountants of any of them, pursuant to the "Release" attached hereto as Exhibit "C"
                       -------
contemporaneously with the execution of this Agreement, and subject to Sections 2.13 and 2.14 above.

                          GENERAL PROVISIONS
                          ------------------

     2.17         The Parties hereby agree to do such acts, and  to

execute  such  documents, as may be necessary or  appropriate  to implement and accomplish the purposes of this Agreement  and  the intent of the Parties.

     2.18         This  Agreement, and the Bankruptcy  Court  Order

approving  this  Agreement, will survive  any  dismissal  of  the

Reorganization   Cases,   and  will  be   fully   effective   and

enforceable.

     2.19     The Parties agree that the laws of the State of Arizona,

and the provisions of the United States Bankruptcy Code, 11 U.S.C.

SECTION SECTION 101 et seq., will govern and control this Agreement,
                    ------
including, but not limited to, any documents executed pursuant to this Agreement.

     2.20    No provision of this Agreement may be waived, modified,

or altered, except by a writing executed by all of the Parties hereto.

     2.21        Time and strict performance are of the essence of this

Agreement.

     2.22        This Agreement (including, but not limited to, all

exhibits and release provisions) will inure to the benefit of,

and will be binding on, all of the Parties and their respective heirs, assigns, representatives, and successors in interest of any kind.

     2.23        The language of this Agreement has been freely and

voluntarily negotiated between the Parties, each of whom has been advised and is represented by competent and effective counsel.

The Parties have been fully advised of the legal effect of this

Agreement and have read this Agreement in its entirety or have had it read to them.  By executing this Agreement, the Parties represent and warrant to each other that each of them understands the contents of this Agreement.  This Agreement is intended to be enforceable according to its written terms, and there are no promises, oral agreements, or expectations of the Parties to the contrary.

     2.24        The Parties agree that this Agreement may be executed

in  multiple  counterparts,  each of  which  will  be  deemed  an original  document,  and  when all of  the  Parties  hereto  have executed  one or more counterparts, all such counterparts,  taken together, will constitute a single agreement.

          DATED this 19th day of September, 1995.

                                   EDWARD J. SHOEN

                                   /S/ Edward J. Shoen
                                   ___________________


                                   JAMES P. SHOEN

                                   /S/ James P. Shoen
                                   ___________________

                                   AUBREY K. JOHNSON

                                   /S/ Aubrey K. Johnson
                                   _____________________


                                   JOHN M. DODDS

                                   /S/ John M. Dodds
                                   ___________________


                                   WILLIAM E. CARTY

                                   /S/ William E. Carty
                                   ____________________


                                   MARAN, INC.


                                   By /S/ Mary Anna Shoen Eaton
                                      _________________________
                                        Its  President
                                             __________________

                                   MARY ANNA SHOEN EATON

                                   /S/ Mary Anna Shoen Eaton
                                   _________________________

                          EXHIBIT "A"
                          -----------
            AFFIDAVIT FORM (LOST STOCK CERTIFICATE)
            ---------------------------------------

                           AFFIDAVIT
                           ---------

           I, MARY ANNA SHOEN EATON, PRESIDENT OF MARAN, INC., do

hereby certify that Maran, Inc.'s share certificate:

     Certificate No.          Company Name        Number Shares
     ---------------          ------------        -------------
          5110           AMERCO, a Nevada Corp.     3,343,076

has  been  lost or misplaced and after diligent search cannot be found.
           I hereby make this statement of lost certificate under oath in order to induce the Company to transfer Maran, Inc.'s stock ownership in AMERCO pursuant to the Stock Purchase Agreement dated September 19, 1995. Maran, Inc. hereby agrees to hold harmless and indemnify the Company for any loss occasioned by the reappearance of such certificate.

                                   MARAN, INC.


DATED: ______________              By:_____________________
                                      Mary Anna Shoen Eaton,
                                      President


STATE OF  ________________

COUNTY OF ________________

           I, Mary Anna Shoen Eaton, President of Maran, Inc., being first duly sworn, depose and declare the foregoing to be a complete and correct statement to the best of my knowledge, information and belief.


                                   _____________________
                                   Mary Anna Shoen Eaton


           Subscribed and sworn to before me this ____ day of ________________, 1995.

                                   _____________
                                   Notary Public

(Notarial Seal)

                          EXHIBIT "B"
                          -----------
                 RELEASE EXECUTED BY MARY ANNA,
                 ------------------------------
                       TIMOTHY, AND MARAN
                       ------------------

                    INCORPORATED BY REFERENCE
                        TO EXHIBIT 10.5
                    FILED WITH THE COMPANY'S
                  QUARTERLY REPORT OF FORM 10-Q
              FOR THE QUARTER ENDED SEPTEMBER 30, 1995,
                        FILE NO. 0-7862.

                          EXHIBIT "C"
                          -----------
           RELEASE EXECUTED BY AMERCO AND THE DEBTORS
           ------------------------------------------

                    INCORPORATED BY REFERENCE
                        TO EXHIBIT 10.6
                    FILED WITH THE COMPANY'S
                  QUARTERLY REPORT OF FORM 10-Q
              FOR THE QUARTER ENDED SEPTEMBER 30, 1995,
                        FILE NO. 0-7862.